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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints William W. Winspear, Robert L. Winspear and James E. O'Bannon, and any of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, to sign on behalf of Associated Materials Incorporated, a Delaware corporation (the "Company"), and on behalf of the undersigned in my capacity as an officer and/or a director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney or attorneys-in-fact, and any of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned may or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 22, 1999.



/s/ WILLIAM W. WINSPEAR                /s/ DONALD L. KAUFMAN
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William W. Winspear                    Donald L. Kaufman



/s/ ROBERT L. WINSPEAR                 /s/ JAMES F. LEARY
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Robert L. Winspear                     James F. Leary



/s/ RICHARD I. GALLAND                 /s/ ALAN B. LERNER
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Richard I. Galland                     Alan B. Lerner



/s/ JOHN T. GRAY                       /s/ A.A. MEITZ
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John T. Gray                           A.A. Meitz